                                                                    Exhibit 10.3
             STANDARD FORM OF AGREEMENT BETWEEN OWNER AND ARCHITECT
              WHERE THE CONSTRUCTION MANAGER IS NOT A CONTRACTOR -
                     CONSTRUCTION MANAGER - ADVISER EDITION

                   AIA DOCUMENT B141/CMa - ELECTRONIC FORMAT

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THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH AN ATTORNEY
IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is intended to be used in conjunction with the 1992 editions of AIA Documents B801/CMa, A101/CMa and A201/CMa.

Copyright 1975, 1980, 1992 by the American Institute of Architects, 1735 New York Avenue, N.W. Washington D.C. 20006-5292. Reproduction of the material herein or substantial quotation of its provisions without the written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.


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AGREEMENT
made as of December 1997
(In words, indicate day, month and year.)

BETWEEN the Owner:
(Name and address)
The Resort at Summerlin Limited Partnership, a Nevada limited partnership 3330 West Desert Inn Road, Unit #5
Las Vegas, Nevada 89102

and the Architect:
(Name and address)
Paul Steelman, Ltd.
3330 West Desert Inn Road
Las Vegas, Nevada 89102

for the following Project:
(Include detailed description of Project, location, address and scope.)
The Resort at Summerlin - Hotel, Casino & Entertainment Complex more particularly described as follows: A luxury Hotel of approximately 300 rooms and an additional 300 rooms as described in the attached Exhibit A, and a 47,000 square foot Casino, along with a Convention Center, Parking Garage, Restaurants, Health Spa, Retail Shops, the entire 54.5 acre site on which the Complex is to be located, and related furniture, furnishings, and equipment.

The Construction Manager will be designated by Owner after the execution of this Agreement.
(Name and address)


The Owner and Architect agree as set forth below.




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AIA DOCUMENT B141/CMa - OWNER-ARCHITECT AGREEMENT - CONSTRUCTION
MANAGER-ADVISER EDITION - 1992 EDITION - AIA - COPYRIGHT 1992 THE AMERICAN INSTITUTE OF ARCHITECTS, 1725 NEW YORK AVENUE N.W., WASHINGTON, D.C.
20006-5292; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.
                                                 Electronic Format B141/CMa-1992
                    User Document. FORM - 12/29/1997. AIA License Number 105525,
                                            which expires on 6/30/1998 - Page #1

         TERMS AND CONDITIONS OF AGREEMENT BETWEEN OWNER AND ARCHITECT



                                   ARTICLE 1
                          ARCHITECT'S RESPONSIBILITIES


1.1     ARCHITECT'S SERVICES

1.1.1 The Architect's services consist of those services performed by the Architect. Architect's employees and Architect's consultants as enumerated in Articles 2 and 3 of this Agreement and any other services included in Article 12.

1.1.2 The Architect's services shall be provided in conjunction with the services of a Construction Manager as described in the edition of AIA Document B801/CMa, Standard Form of Agreement Between Owner and Construction Manager, current as of the date of this Agreement.

1.1.3 Architect shall exercise a high degree of care and diligence in the rendition of all services under this Agreement in accordance with the highest professional standards prevailing in the state of Nevada, and all of the Architect's services under this Agreement shall be performed as expeditiously as is consistent with said standards. The Architect shall submit for the Owner's approval and the Construction Manager's information a schedule for the performance of the Architect's services which may be adjusted as the Project proceeds, and shall include allowances for periods of time required for the Owner's and Construction Manager's review and for approval of submissions by authorities having jurisdiction over the Project. Time limits established by this schedule approved by the Owner shall not, except for reasonable cause be exceeded by the Architect or Owner. Any adjustment to the schedule shall be void and of no force and effect until such adjustments are agreed to in writing by Owner. Such agreements shall only be binding on Owner if signed by the president of the general partner of Owner. Such position is currently held by Mr. Brian McMullan. Mr. McMullan may delegate this authority, or the authority to sign any other agreement or approval which is expressly required by this Agreement to be signed by the president of Owner's general partner, in writing to another officer of Owner's general partner, and Architect may rely on such delegation.

1.1.4


                                   ARTICLE 2
                      SCOPE OF ARCHITECT'S BASIC SERVICES

2.1     DEFINITION

2.1.1   The Architect's Basic Services consist of those described in Paragraphs
2.2 through 2.6 and any other services identified in Article 12 as part of Basic Services, and include, without limitation, normal structural, mechanical and electrical engineering services.

2.2     SCHEMATIC DESIGN PHASE

2.2.1 The Architect shall review the program, schedule and construction budget furnished by the Owner to ascertain the requirements of the Project and shall arrive at a mutual understanding of such requirements with the Owner.

2.2.2 The Architect shall review with the Owner and Construction Manager proposed site use and improvements; selection of materials, building systems and equipment, and methods of Project delivery.

2.2.3 The Architect shall review with the Owner and Construction Manager alternative approaches to design and construction of the Project.

2.2.4 Based on the mutually agreed-upon program, schedule and construction budget requirements, the Architect shall prepare, for approval by the Owner, Schematic Design Documents consisting of drawings and other documents illustrating the scale and relationship of Project components.

INSERT A: The Schematic Design Documents shall comply with all applicable laws, statutes, ordinances, codes, orders, rules and regulations.

2.2.5 At intervals appropriate to the progress of the Schematic Design Phase and mutually agreeable to the Owner, Construction Manager and Architect, the Architect shall provide schematic design studies for the Owner's review and the Construction Manager's information.

2.2.6

--------------------------------------------------------------------------------
AIA DOCUMENT B141/CMa -- OWNER-ARCHITECT AGREEMENT -- CONSTRUCTION MANAGER-ADVISER EDITION -- 1992 EDITION -- AIA -- COPYRIGHT 1992 -- THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.

                                             Electronic Format B141/CMa-1992
User Document FORM -- 12/29/1997, AIA License Number 105525, which expires on 6/30/1998 -- Page #2

2.2.7 Upon completion of the Schematic Design Phase, the Architect shall provide drawings, outline specifications and other documents for the Owner's approval and the Construction Manager's information.

2.3  DESIGN DEVELOPMENT PHASE

2.3.1 Based on the approved Schematic Design Documents and any adjustments authorized by the Owner in the program, schedule or construction budget, the Architect shall prepare Design Development Documents for the Construction Manager's review and the Owner's approval. The Design Development Documents shall be based upon data and estimates prepared by the Construction Manager and shall consist of drawings and other documents that establish and describe the size and character of the Project as to architectural, structural, mechanical and electrical systems, materials and such other elements as may be appropriate.

Insert B:   The Design Development Documents shall comply with all applicable laws, statues, ordinances, codes, orders, rules and regulations.

2.3.2 At intervals mutually agreeable to the Owner,Construction Manager and Architect, the Architect shall provide drawings and other documents which depict the current status of design development for the Owner's review and the Construction Manager's information.

2.3.3 Upon completion of the Design Development Phase, the Architect shall provide drawings, outline specifications and other documents for the Owner's approval and the Construction Manager's information.

2.4       CONSTRUCTION DOCUMENTS PHASE

2.4.1 Based on the approved Design Development Documents and any further adjustments authorized by the Owner in the scope or quality of the project or in the construction budget, the Architect, estimates prepared by the Construction Manager, shall prepare, for approval by the Owner, Construction Documents consisting of Drawings and specifications setting forth in detail the requirements for the construction of the Project.

Insert C: The Construction Documents shall comply with all applicable laws, statutes, ordinances, codes, rules and regulations.

2.4.2 At intervals mutually agreeable to the Owner, Construction Manager and Architect, the Architect shall provide Drawings and Specifications for the Owner's and the Construction Manager's review.

2.4.3 Upon completion of the Construction Documents Phase, the Architect shall provide Construction Documents for the Owner's approval and the Construction Manager's information.

2.4.4 The Architect shall in consultation with the Owner prepare the necessary bidding information, and bidding forms and documents, and shall assist in the preparation of the Contract for construction as defined below. The Architect shall assist the Owner in issuing bidding documents to bidders and conducting prebid conferences with prospective bidders. The Architect, with the assistance of the Owner, shall respond to questions from bidders, and shall issue addenda.

2.4.5 The Architect shall assist the Owner and Construction Manager in connection with the Owner's responsibility for filing documents required for the approval of governmental authorities having jurisdiction over the Project.

2.5  BIDDING OR NEGOTIATION PHASE

2.5.1 The Architect, following the Owner's approval of the Construction Documents and of the Construction Manager's latest estimate of Construction Cost, shall assist the Owner in obtaining bids or negotiated proposals and assist in preparing contracts for construction.

2.6  CONSTRUCTION PHASE - ADMINISTRATION OF THE CONSTRUCTION CONTRACT

2.6.1 The Architect's responsibility to provide Basic Services for the Construction Phase under this Agreement commences with the award of the Contract for Construction and terminates upon the issuance to the Owner of the final Project Certificate for Payment and the Owner's written acceptance of the completed Project.

2.6.2 The Architect shall provide administration, as set forth below, of all contracts relating to the Project, including, without limitation, the Contract for Construction in cooperation with the Construction Manager as set forth including the edition of AIA Document A201/CMa, General Conditions of the Contract

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AIA DOCUMENT B141/CMa - OWNER-ARCHITECT AGREEMENT - CONSTRUCTION
MANAGER-ADVISER EDITION - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 2006-5292; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.

                                        Electronic Format B151/CMa-1992
User Document: FORM - 12/39/1997. AIA License Number 105525, which expires on 8/30/1998 - Page #3 for Construction. Construction Manager-Advisor Edition-current as of the date of this Agreement, with such supplementary conditions or modifications as the Owner may require (which Contract is referred to in this Agreement as the "Contract for Construction").

2.6.3 Duties, responsibilities and limitations of authority of the Architect shall not be restricted, modified or extended without written agreement of the Owner and Architect, which agreement must be signed on behalf of Owner by the president of Owner's general partner.

2.6.4 The Architect shall advise and consult with the Owner during the Construction Phase, and until final payment for the Project is due. The
Architect shall have no authority to act on behalf of the Owner   written
instrument.

2.6.5 The Architect shall visit the site at intervals appropriate to the stage of construction or as otherwise agreed by the Owner and Architect in writing to become familiar in detail with the progress and quality of the Work completed and to determine in detail if the Work is proceeding in accordance with all the requirements of the Contract Documents and all applicable laws, statutes, ordinances, codes, rules, regulations, orders and decrees. However, the Architect shall not be required to make exhaustive or continuous on-site inspections to check the quality or quantity of the Work. On the basis of on-site observations as an architect, the Architect shall keep the Owner informed of the progress and quality of the Work, and shall endeavor to guard the Owner against defects and deficiencies in the Work. (More extensive site representation may be agreed to as an Additional Service, as described in Paragraph 3.2.)

Insert D: Any defective Designs, Drawings, or Specifications furnished by the Architect will be promptly corrected by Architect at no cost to the Owner. and the Architect will promptly reimburse the Owner for all damages, if any, resulting from the use of such defective Designs, Drawings, or Specifications. The Owner's approval, acceptance, use of or payment for all or any part of the Architect's services hereunder or of the Project itself shall in no way alter the Architect's obligations or the Owner's rights hereunder.

2.6.6 The Architect shall not have control over or charge of and shall not be responsible for construction means, methods, techniques, sequences or procedures, or for safety precautions and programs in connection with the Work, since these are the Contractors' responsibility under the Contracts for Construction. The Architect shall not be responsible for the Contractors' schedules or failure to carry out the Work in accordance with the Contract Documents. The Architect shall not be responsible for the performance by the Construction Manager of the services required by the Construction Manager's agreement with the Owner. The Architect shall not have control over or charge of acts or omissions of the Contractors, Subcontractors, or their agents or employees, or of any other persons performing services or portions of the Work.

2.6.7 The Architect shall at all times have access to the Work wherever it is in preparation or progress.

2.6.8


Insert E: Notwithstanding anything to the contrary in this Agreement, the Owner may communicate with Contractors directly, and may communicate directly with Architect's consultants. At the Owner's request, the Architect agrees to communicate on behalf of the Owner with the Contractor, the Architect's consultants, or the Construction Manager.

2.6.9 Based on the Architect's observations at the site of the Work and evaluations of each Application for Payment, the Architect shall review and certify the appropriate amounts due the Contractors within three (3) business days after receipt of any Application for Payment, and shall, from time to time upon the request of Owner, issue to Owner and/or Owner's lender any other documents, certificates, instruments and information reasonably requested by Owner or Owner's lender. Architect's duties and responsibilities under this subparagraph shall be in strict compliance with the Architect's duties under Paragraphs 9.4, 9.5 and subparagraph 9.6.1 of the General Conditions of the Contract for Construction.

2.6.9.1 The Architect's certification for payment shall constitute a representation to the Owner, based on the Architect's observations at the site as provided in Subparagraph 2.6.5, on the recommendations of the Construction Manager and on the data comprising any Applications for Payment, that, to the best

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AIA DOCUMENT B141/CMa - OWNER-ARCHITECT AGREEMENT - CONSTRUCTION
MANAGER-ADVISER EDITION - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C.
20006-5292; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.
                                                 Electronic Format B141/CMa-1992
                    User Document: FORM - 12/29/1997. AIA License Number 105525,
                                            which expires on 6/30/1998 - Page #4
of the Architect's knowledge, information and belief, the Work has progressed to the point indicated and the quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to Substantial Completion, to results, minor deviations from the Contract Documents correctable prior to completion. The issuance of a Certificate for Payment shall further constitute a Architect's representation that the Contractor is entitled to payment in the amount certified.

2.6.9.2 The issuance of a Certificate for Payment shall not be a representation that the Architect has (1) reviewed construction means, methods, techniques, sequences or procedures, from Subcontractors or (2) ascertained how or for what purpose the Contractor has used money previously paid on account of the Contract Sum under the Construction Contract.

2.6.10 The Architect shall have authority, after notification to the Construction Manager, to reject Work which does not conform to the Contract Documents. Whenever the Architect considers it necessary or advisable for implementation of the intent of the Contract Documents, the Architect will have the responsibility and authority, upon written authorization from the Owner, to require additional inspection or testing of the Work in accordance with the provisions of the Contract Documents, whether or not such Work is fabricated, installed or completed provided, however, the Architect must obtain the Owner's prior written approval of any such special inspections or testing. However, neither this authority of the Architect nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Architect to the Construction Manager, Contractors, Subcontractors, material and equipment suppliers, their agents or employees or other persons performing portions of the Work.

2.6.11 The Architect shall review and approve or take other appropriate action upon Contractors' submittals such as Shop Drawings, Product Data and Samples, for the purpose of (1) compliance with applicable laws, statutes, ordinances, codes, orders, rules, and regulations; and (2) determining whether or not the Work, when completed, will be in compliance with the requirements of the Contract Documents. The Architect's action shall be taken in accordance with the schedule submitted to Owner pursuant to Subparagraph 1.1.3 hereof so as to cause no delay in the Contractors' Work or in construction by the Owner's own forces, while allowing sufficient time in the Architect's professional judgment to permit adequate review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities or for substantiating instructions for installation or performance of equipment or systems designed by the Contractors, all of which remain the responsibility of the Contractors to the extent required by the Contract Documents. The Architect's review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect, of construction means, methods, techniques, sequences or procedures. The Architect's approval of a specific item shall not indicate approval of an assembly of which the item is a component. When professional certification of performance characteristics of materials, systems or equipment is required by the Contract Documents, the Architect shall be entitled to rely upon such certification to establish that the materials, systems or equipment will meet the performance criteria required by the Contract Documents.

2.6.12 The Architect shall review and sign or take other appropriate action on Change Orders and Construction Change Directives prepared by the Construction Manager for the Owner's approval and execution in accordance with the Contract Documents, such Owner's approval to be evidenced by a written approval signed by the President of Owner's general partner.

2.6.13 The Architect may authorize minor changes in Work not involving an adjustment in a Contract Sum or an extension of a Contract Time which are not inconsistent with the intent of the Contract Documents. Such changes shall be effected by written order issued through the Construction Manager.

2.6.14 The Architect, assisted by the Construction Manager, shall conduct inspections to determine the date or dates of Substantial Completion and the date of final completion. The Architect shall forward to the Owner warranties and similar submittals required by the Contract Documents which have been received from the Construction Manager. The Architect shall issue a final Project Certificate for Payment upon compliance with the requirements of the Contract Documents.

2.6.15 The Architect shall interpret and provide recommendations concerning performance of the Owner and Contractor under the requirements of the Contract Documents on written request of either the Owner

AIA DOCUMENT 8141/CMa - OWNER-ARCHITECT AGREEMENT - CONSTRUCTION MANAGER-ADVISER EDITION - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292.: Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.

                                                 Electronic Format B141/CMa-1992
                    User Document: FORM - 12/29/1997. AIA License Number 105525,
                                            which expires on 6/30/1998 - Page #5
or Contractor. The Architect's response to such requests shall be made with reasonable promptness but no later than five (5) days as provided in the Contract for Construction, and

2.6.16 Interpretations and recommendations of the Architect shall be consistent with the intent of and reasonably inferable from the Contract Documents and shall be in writing or in the form of drawings. When making such interpretations, the Architect shall endeavor to secure faithful performance by both Owner and Contractors, shall not show partiality to either, and shall not be liable for results of interpretations or recommendations so rendered in good faith and in the absence of negligence.

2.6.17

2.6.18 The Architect shall render written recommendations within a reasonable time on all claims, disputes or other matters in question between the Owner and Contractors relating to the execution or progress of the Work as provided in the Contract Documents.

2.6.19 The Architect's recommendations on claims, disputes or other matters, including those in question between the Owner and Contractors, shall be subject to litigation as provided in this Agreement and in the Contract Documents.

Insert F: 2.6.20 The Architect shall provide the Owner with ten (10) sets of reproducible prints showing all significant changes to the Working Drawings during the Construction Phase and shall also provide Owner with ten (10) sets of reproducible as-built Drawings for the Owner's file.

                                   ARTICLE 3
                              ADDITIONAL SERVICES

3.1 GENERAL

3.1.1 The services described in this Article 3 are not included in Basic Services unless so identified in Article 12, and they shall be paid for by the Owner as provided in this Agreement, in addition to the compensation for Basic Services. The services described under Paragraphs 3.2, 3.3 and 3.4 shall only be provided if authorized in advance in writing by Owner, such authorization to be signed by the President of Owner's general partner under are required,

Insert G: Notwithstanding anything to the contrary in this Agreement, Owner shall not be responsible to pay and the Architect shall not be entitled to receive compensation for any Additional Service if such services were required due to the fault of the Architect or the Architect's failure to perform in accordance with the terms of this Agreement.

3.2 PROJECT REPRESENTATION BEYOND BASIC SERVICES

3.2.1 If more extensive representation at the site than is described in Subparagraph 2.6.5 is required, the Architect shall provide one or more Project Representatives to assist in carrying out such additional on-site responsibilities.

3.2.2 Project Representatives shall be selected, employed and directed by the Architect, and the Architect shall be compensated therefor as agreed by the Owner and Architect. The duties, responsibilities and limitations of authority of Project Representatives shall be as described in the edition of AIA Document B352 current as of the date of this Agreement, unless otherwise agreed.

3.2.3 Through the observations by such Project Representatives, the Architect shall endeavor to provide further protection for the Owner against defects and deficiencies in the Work, but the furnishing of such project representation shall not modify the rights, responsibilities or obligations of the Architect as described elsewhere in this Agreement.

3.3 CONTINGENT ADDITIONAL SERVICES

3.3.1 Making revisions in Drawings, Specifications, or other documents when such major revisions are:

   .1 inconsistent with approvals or instructions previously given by the Owner, including revisions made necessary by adjustments in the Owner's program or Project budget;

   .2

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AIA DOCUMENT B141/CMa - OWNER-ARCHITECT AGREEMENT - CONSTRUCTION MANAGER-ADVISER
1992 EDITION - AIA -- COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS,
1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.
                                                 Electronic Format B141/CMa-1992
User Document: FORM - 12/29/1997. AIA License Number 105525, which expires on 6/30/1998 - Page #6

          .3 required by the enactment or revision of codes, laws or regulations subsequent to the preparation of such documents; or

          .4 due to changes required as a result of the Owner's failure to render decisions in a timely manner.

3.3.2 Providing services required because of significant changes in the Project including, but not limited to, changes in size, quality, complexity, the Owner's or Construction Manager's schedule, or the method of bidding or negotiating and contracting for construction, except for services required under Subparagraph 5.2.3.

3.3.3 Preparing Drawings, Specifications, and other documentation and supporting data, evaluating Contractor's proposals, and providing other services in connection with Change Orders and Construction Change Directives unless such services are the result of Architect's failure to perform services in accordance with this Agreement.

3.3.4 Providing services in connection with evaluating substitutions proposed by Contractors and making subsequent revisions to Drawings, Specifications and other documentation resulting therefrom, unless such proposals by Contractor are the result of Architect's failure to perform services in accordance with this Agreement.

3.3.5 Providing consultation concerning replacement of Work damaged by fire or other cause during construction, and furnishing services required in connection with the replacement of such Work.

3.3.6 Providing services made necessary by the termination or default of the Construction Manager or a Contractor, by major defects or deficiencies in the Work of a Contractor, or by failure of performance of either the Owner or a Contractor under a Contract for Construction.

3.3.7

3.3.8 Providing services in connection with a public hearing, arbitration proceeding or legal proceeding except where the Architect is party thereto.

3.3.9

3.4  OPTIONAL ADDITIONAL SERVICES

3.4.1

3.4.2  Providing financial feasibility or other special studies.

3.4.3 Providing planning surveys, site evaluations or comparative studies of prospective sites.

3.4.4 Providing special surveys, environmental studies and submissions required for approval of governmental authorities or others having jurisdiction over the Project.

3.4.5  Providing services relative to future facilities, systems and equipment.

3.4.6

3.4.7

3.4.8

3.4.9 Providing services in connection with the work of separate consultants retained by the Owner.

3.4.10

3.4.11 Providing detailed quantity surveys or inventories of material and equipment.

3.4.12  Providing analyses of owning and operating costs.

3.4.13

3.4.14

3.4.15 Making investigations, inventories of materials or equipment, or valuations and detailed appraisals of existing facilities.
------------------------------------------------------------------------------
AIA DOCUMENT B141/CMa - OWNER-ARCHITECT AGREEMENT - CONSTRUCTION MANAGER-ADVISER EDITION - AIA COPYRIGHT 1992 -- THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.
                                                 Electronic Format B141/CMa-1992
User Document: FORM - 12/29/1997. AIA License Number 105525, which expires on 6/30/1998 - Page #7

3.4.16 Preparing a set of reproducible record drawings showing significant changes in the Work made during construction based on marked-up prints, drawings and other data furnished by Contractors.

3.4.17 Providing assistance in the utilization of equipment or systems such as testing, adjusting and balancing, preparation of operation and maintenance manuals, training personnel for operation and maintenance, and consultation during operation.

3.4.18  Providing services after completion of the Construction Phase.

3.4.19

3.4.20 Providing any other services not otherwise included in this Agreement or not customarily furnished in accordance with generally accepted architectural practice.


                                   ARTICLE 4
                            OWNER'S RESPONSIBILITIES

4.1 The Owner shall consult with the Architect regarding requirements for the Project, including the Owner's contemplated objectives, schedule, constraints and criteria, including space requirements and relationships, flexibility, expandability, special equipment, systems, and site requirements.

4.2 The Owner shall consult with the Architect in order to establish and update an overall budget for the Project based on consultation with the Construction Manager and the Architect, which shall include the Construction Cost, the Owner's other costs and reasonable contingencies related to all of these costs.

4.3

4.4 The Owner shall designate a representative authorized to act on the Owner's behalf with respect to the Project. The Owner has currently designated Mr. Brian McMullan. The Owner or such authorized representative shall render decisions in a timely manner pertaining to documents submitted by the Architect in order to avoid unreasonable delay in the orderly and sequential progress of the Architect's services.

4.5 The Owner shall retain a construction manager to administer the Project. The Construction Manager's services, duties and responsibilities will be as described in the edition of AIA Document B801/CMa, Standard Form of Agreement Between Owner and Construction Manager, current as of the date of this Agreement. The Terms and Conditions of the Agreement between Owner and Construction Manager shall be furnished to the Architect and shall not be modified without written consent of the Architect, which consent shall not be unreasonably withheld. The Architect shall not be responsible for actions taken by the Construction Manager.

4.6 The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a written legal description of the site. The surveys and legal information shall include, as applicable, grades and lines of streets, alleys, pavements and adjoining property and structures; adjacent drainage; rights-of-way, restrictions, easements, encroachments, zoning, deed restrictions, boundaries and contours of the site; locations, dimensions and necessary data pertaining to existing buildings, other improvements and trees; and information concerning available utility services and lines, both public and private, above and below grade, including inverts and depths. All the information on the survey shall be referenced to a Project benchmark.

4.7 The Owner shall furnish the services of geotechnical engineers when such services are requested by the Architect. Such services may include but are not limited to test borings, test pits, determinations of soil bearing values, percolation tests, evaluations of hazardous materials, and ground corrosion and resistivity tests, including necessary operations for anticipating subsoil conditions, with reports and appropriate professional recommendations. Owner shall reimburse the Architect for expenses incurred by Architect for services described in this paragraph.

4.7.1 The Owner shall furnish the services of other consultants when such services are reasonably required by the scope of the Project and are requested by the Architect provided that Owner shall retain such consultants only if such consultants are not retained by the Architect as a part of the Basic Services hereunder.

4.8 The Owner shall furnish structural, mechanical, chemical, air and water pollution tests, tests for hazardous materials, and other laboratory and environmental tests, inspections and reports required by law or the Contract

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AIA DOCUMENT B141/CMa - OWNER-ARCHITECT AGREEMENT - CONSTRUCTION MANAGER-ADVISER
EDITION - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecutions.

                                                Electronic Format B141/CMa-1992

User Document: FORM -- 12/29/1997. AIA License Number 105525, which expires on 6/30/1998 -- Page #8

Documents. Owner shall reimburse the Architect for expenses incurred by Architect for services described in this paragraph.

4.9 The Owner shall furnish all legal, accounting, and insurance counseling services as may be necessary at any time for the Project, including auditing services the Owner may require to verify the Contractor's Application for Payment or to ascertain how or for what purposes the Contractor has used the money paid by or on behalf of the Owner.

4.10      The services, information, surveys and reports required by Paragraphs
4.6 through 4.9 shall be furnished at the Owner's expense, and the Architect shall be entitled to rely upon the accuracy and completeness thereof.

4.11 Prompt written notice shall be given by the Owner to the Architect and Construction Manager if the Owner becomes aware of any fault or defect in the Project or nonconformance with the Contract Documents.

4.12 The proposed language of certificates or certifications requested of the Architect or Architect's consultants shall be submitted to the Architect for review and approval at least 7 days prior to execution. The Owner shall not request certifications that would require knowledge or services beyond the scope of this Agreement.

4.13 The Owner shall furnish the required information and services and shall render approvals and decisions as expeditiously as necessary for the orderly progress of the Architect's services and Work of the Contractors.

4.14 The Owner shall furnish the Architect copies of written communications with the Construction Manager and Contractors.

                                   ARTICLE 5
                               CONSTRUCTION COST

5.1       DEFINITION

5.1.1 The Construction Cost shall be the total cost or estimated cost to the Owner of all elements of the Project designed or specified by the Architect.

5.1.2 The Construction Cost shall include the cost at current market rates of labor and materials furnished by the Owner and equipment designed, specified, selected or specially provided for by the Architect, plus a reasonable allowance for the Contractors' overhead and profit. In addition, a reasonable allowance for contingencies shall be included for market conditions at the time of bidding and for changes in the Work during construction. Construction Cost shall also include the compensation of the Construction Manager and Construction Manager's consultants.

5.1.3 Construction Cost does not include the compensation of the Architect and Architect's consultants, the costs of the land, rights-of-way, financing or other costs which are the responsibility of the Owner as provided in Paragraphs
4.1 through 4.4 and 4.6 through 4.14.

5.2       RESPONSIBILITY FOR CONSTRUCTION COST

5.2.1 The Architect's review of the Owner's Project budget and of preliminary estimates of Construction Cost or detailed estimates of Construction Cost prepared by the Construction Manager is solely for the Architect's guidance in the Architect's preparation of the Construction Documents. Accordingly, the Architect cannot and does not warrant the accuracy of the estimates of the Construction Manager, or warrant or represent that bids or negotiated prices will not vary from the Owner's Project budget or from any estimate of Construction Cost or evaluation reviewed by the Architect.

5.2.2 No fixed limit of Construction Cost shall be established as a condition of this Agreement.

5.2.3 In the event that the Construction Manager's estimate or the lowest bona fide bid or negotiated proposal received by the Owner exceeds the Owner's budget for reasons other than those described in Paragraph 3.3, the modification of Contract Documents shall be the limit of the Architect's responsibility. The Architect shall be entitled to compensation in accordance with this Agreement for all services performed whether or not the Construction Phase is commenced.

                                   ARTICLE 6
                          USE OF ARCHITECT'S DRAWINGS,
                       SPECIFICATIONS AND OTHER DOCUMENTS

6.1 The Drawings, Specifications and other documents prepared by the Architect for this Project are instruments of the Architect's service for use solely with respect to this Project and, unless otherwise provided, the Architect shall be deemed the author of these documents and shall retain all common law, statutory and other reserved rights, including the copyright. The Owner shall be permitted to retain copies, including reproducible copies, of the Architect's Drawings, Specifications and other documents for information and reference in connection with the Owner's use and occupancy

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AIA DOCUMENT B141/CMa - OWNER-ARCHITECT AGREEMENT - CONSTRUCTION
MANAGER-ADVISER EDITION - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C.
20006-5292; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.
                                                 Electronic Format B141/CMA-1992
User Document: FORM -- 12/29/1997. AIA License Number 105525, which expires on 6/30/1998 -- Page #9 of the Project. The Architect's Drawings, Specifications or other documents shall not be used by the Owner or Architect or others on other projects, for additions to this Project or for completion of this Project by others, unless the Architect is adjudged to be in default under this Agreement, except by agreement in writing and with appropriate compensation to the Architect.

6.2 Submission or distribution of documents to meet official regulatory requirements or for similar purposes in connection with the Project is not to be construed as publication in derogation of the Architect's reserved rights.

                                   ARTICLE 7
                                  ARBITRATION

7.1

7.2

7.3

7.4

INSERT H: 7.5 LITIGATION

INSERT I: 7.5.1 Any controversy or Claim arising out of or related to this Agreement, or the breach thereof, may be the subject of litigation.

INSERT J: 7.5.2 Except as otherwise provided in this Agreement, the Owner and the Architect shall proceed diligently with the performance of this Agreement and Owner shall continue to make payment in accordance with this Agreement during litigation.

INSERT K: 7.5.3 WAIVER OF TRIAL BY JURY, OWNER AND ARCHITECT, TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING WITHOUT LIMITATION ANY TORT ACTION, BROUGHT BY ANY PARTY TO THIS AGREEMENT WITH RESPECT TO THIS AGREEMENT.

INSERT L:  /s/ JM
INSERT M:  Initials      Initials

                                   ARTICLE 8
                     TERMINATION SUSPENSION OR ABANDONMENT

8.1 This Agreement may be terminated by either party upon not less than seven days written notice should the other party fail substantially to perform in accordance with the terms of this Agreement through no fault of the party initiating the termination.

8.2 If the Project is suspended by the Owner for more than 30 consecutive days, the Architect shall be compensated for services performed prior to notice of such suspension. When the Project is resumed, the Architect's compensation shall be equitably adjusted to provide for expenses incurred in the interruption and resumption of the Architect's services.

8.3 This Agreement may be terminated by the Owner upon not less than seven days' written notice to the Architect in the event that the Project is permanently abandoned. If the Project is abandoned by the Owner for more than 90 consecutive days, the Architect may terminate this Agreement by giving written notice.

8.4 Failure of the Owner to make payments to the Architect in accordance with this Agreement shall be considered substantial nonperformance and cause for

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AIA DOCUMENT B141/CMa - OWNER-ARCHITECT AGREEMENT - CONSTRUCTION
MANAGER-ADVISER EDITION - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C.
20006-5292; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.
                                                 Electronic Format B141/CMa-1992
                    User Document. FORM - 12/29/1997. AIA License Number 105525,
                                           which expires on 6/30/1998 - Page #10
termination.

8.5 If the Owner fails to make payment when due the Architect for services and expenses, the Architect may, upon seven days' written notice to the Owner, suspend performance of services under this Agreement. Unless payment in full is received by the Architect within seven days of the date of the notice, the suspension shall take effect without further notice. In the event of a suspension of services, the Architect shall have no liability to the Owner for delay or damage caused the Owner because of such suspension of services.

8.6 In the event of termination not the fault of the Architect, the Architect shall be compensated for services performed prior to termination, together with Reimbursable Expenses then due Paragraph 8.7.

8.7


    .1


    .2


    .3


                                   ARTICLE 9
                            MISCELLANEOUS PROVISIONS

9.1 Unless otherwise provided, this Agreement shall be governed by the law of the place where the Project is located.

9.2 Except as otherwise specified in this Agreement, terms in this Agreement shall have the same meaning as those in the Contract for Construction.

9.3


9.4 The Owner and Architect waive all rights against each other and against the Construction Manager, Contractors, and the consultants, agents and employees of any of them for damages, but only to the extent covered by property insurance during construction, except such rights as they may have to the proceeds of such insurance as set forth in the edition of AIA Document A201/CMa, General Conditions of the Contract for Construction, Construction Manager-Adviser Edition, current as of the date of this Agreement. The Owner and Architect each shall require similar waivers from their Construction Manager, Contractors, consultants, agents, and persons or entities awarded separate contracts administered under the Owner's own forces.

9.5 The Owner and Architect, respectively, bind themselves, their partners, successors, assigns and legal representatives to the other party to this Agreement and to the partners, successors, assigns and legal representatives of such other party with respect to all covenants of this Agreement. Neither Owner nor Architect shall assign this Agreement without the written consent of the other, provided,however, that Owner may assign this Agreement as security for any loan obtained in connection with the construction of the Project.

9.6 This Agreement represents the entire and integrated agreement between the Owner and Architect and supersedes all prior negotiations, representations or agreements, either written or oral. This Agreement may be amended only by written instrument signed by both Owner and Architect, and any such amendment must be signed on behalf of Owner by the president of Owner's general partner. The parties hereby waive the benefit of any provision of law which provides that a contract shall be interpreted against the party who prepared the contract.

9.7 Nothing contained in the Agreement shall create a contractual relationship with or a cause of action in favor of a third party against either the Owner or Architect.

9.8 Unless otherwise provided in this Agreement, the Architect and Architect's consultants shall have no responsibility for the discovery, presence, handling, removal or disposal of or exposure of persons to hazardous materials


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AIA DOCUMENT D141/CMa - OWNER-ARCHITECT AGREEMENT - CONSTRUCTION
MANAGER-ADVISER EDITION - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.

                                                 Electronic Format B141/CMa-1992
User Document: FORM - 12/29/1997. AIA License Number 105525, which expires on 6/30/1998 - Page #11 in any form at the Project site, including but not limited to asbestos, asbestos products, polychlorinated biphenyl (PCB) or other toxic substances.

9.9 The Architect shall have the right upon the prior written consent of the Owner to include representations of the design of the Project, including photographs of the exterior and interior, among the Architect's promotional and professional materials. The Architect's materials shall not include the Owner's confidential or proprietary information if the Owner has previously advised the Architect in writing of the specific information considered by the Owner to be confidential or proprietary. The Owner shall provide professional credit for the Architect on the construction sign and in the promotional materials for the Project.

                                   ARTICLE 10
                           PAYMENTS TO THE ARCHITECT

10.1      DIRECT PERSONNEL EXPENSE

10.1.1 Direct Personnel Expense is defined as the direct salaries of the Architect's personnel engaged on the Project and the portion of the cost of their mandatory and customary contributions and benefits related thereto, such as employment taxes and other statutory employee benefits, insurance, sick leave, holidays, vacations, pensions and similar contributions and benefits.

10.2      REIMBURSABLE EXPENSES

10.2.1 Reimbursable Expenses are in addition to compensation for Basic and Additional Services and include expenses incurred by the Architect and Architect's employees and consultants in the interest of the Project, as identified in the following Clauses.

10.2.1.1 Expense of transportation in connection with the Project; expenses in connection with authorized out-of-town travel; long-distance communications; and fees paid for securing approval of authorities having jurisdiction over the Project.

10.2.1.2 Expense of reproductions, postage, express deliveries, electronic facsimile transmissions and handling of Drawings, Specifications and other documents.

10.2.1.3

10.2.1.4  Expense of renderings, models and mock-ups requested by the Owner.

10.2.1.5 Expense of any sales, use, occupation or similar taxes applicable to this Agreement, additional insurance coverage or limits, including professional liability insurance, requested by the Owner in excess of that normally carried by the Architect and Architect's consultants.

10.2.1.6 Expense associated with the use of outside computers when authorized in advance in writing by the Owner.

Insert N: 10.2.1.7 Such other expenses incurred in connection with the Project when specifically authorized in advance in writing by the Owner.

10.3      PAYMENTS ON ACCOUNT OF BASIC SERVICES

10.3.1 Subject to the provisions of Subparagraph 11.2.2 hereof, the Owner shall make payments to the Architect within thirty (30) days after the Owner's receipt and approval of (i) the Architect's detailed monthly statement and (ii) such lien waivers and releases as Owner may reasonably request.

10.3.2

10.3.3    extent that the time initially established

10.3.4

10.4      PAYMENTS ON ACCOUNT OF ADDITIONAL SERVICES AND REIMBURSABLE EXPENSES
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AIA DOCUMENT B141/CMa - OWNER-ARCHITECT AGREEMENT - CONSTRUCTION
MANAGER-ADVISER EDITION - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.

                                        Electronic Format B141/CMa-1992
User Document: FORM - 12/29/1997. AIA License Number 105525, which expires on 6/30/1998 -- Page #12

10.4.1 Payments on account of the Architect's Additional Services and for Reimbursable Expenses shall be made in accordance with Paragraph 10.3.

10.5   PAYMENTS WITHHELD

10.5.1 Unless the Architect has not properly performed the services required in accordance with the terms of this Agreement, no deductions shall be made from the Architect's compensation on account of penalty, liquidated damages or other sums withheld from payments to Contractors, or on account of the cost of changes in the Work.

10.6   ARCHITECT'S ACCOUNTING RECORDS

10.6.1 Records of Architect's expenses and hours pertaining to this Project shall be kept by Architect in accordance with generally accepted accounting principles, which principles shall be consistently applied. Said records, shall be available to the Owner or its authorized representative for inspection and copying during regular business hours for three (3) years after the date of the final Certificate of Payments.

                                   ARTICLE 11
                             BASIS OF COMPENSATION

The Owner shall compensate the Architect as follows:

11.1   AN INITIAL PAY

11.2   BASIC COMPENSATION

11.2.1 FOR BASIC SERVICES, as described in Article 2, and any other services included in Article 12 as part of Basic Services, Basic Compensation shall be computed as follows:
(Insert basis of compensation, including stipulated sums, multiples or percentages, and identify phases to which particular methods of compensation apply, if necessary.)

The Basic Compensation for Basic Services shall be the sum of $1,142,000. Architect acknowledges that as of December 19, 1997, Architect has been paid as Basic Compensation the sum of $1,175,391.94. In addition, Architect, as part of Basic Services, may obtain the assistance of the following consultants with the compensation for each such consultant not to exceed the amounts listed for each such consultant which Interiors/Graphics/Lighting

Civil Engineer Consultantm              143,000
Structural Engineer Consultant          385,000
Electrical Engineer Consultant          180,000
Mechanical Engineer Consultant          280,000
Kitchen Consultant                      155,000
Landscaping Consultant                  365,000
Cost Consultant                         135,000
Pool/Pond Water Consultant              100,000
Theatre/Audio/Surveillance              150,000
Interiors/Graphics/Lighting             750,000
Other Consultants                       100,000

11.2.1.1 Monies allocated for a specific consultant, as set forth above, but not expended shall not be used for, or paid to, other consultants or the Architect.

11.2.1.2 As set forth above, Architect acknowledges that as of         ,1997,
Architect has been paid $           as Basic Compensation, and the balance of
Architect's Basic Compensation shall be paid as follows:

11.2.1.3 Architect acknowledges that as of the date of this Agreement the consultants, set forth above, have been paid the following listed amounts:
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AIA DOCUMENT B141/CMa - OWNER-ARCHITECT AGREEMENT - CONSTRUCTION
MANAGER-ADVISER EDITION - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C.
20006-5292; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.
                                                 Electronic Format B141/CMa-1992
                   User Document: FORM -- 12/29/1997. AIA License Number 105525,
                                         which expires on 6/3/0/1998 -- Page #13

Civil Engineer Consultant                    126,300
Structural Engineer Consultant               327,250
Electrical Engineer Consultant               137,700
Mechanical Engineer Consultant               224,000
Kitchen Consultant                           139,500
Landscaping Consultant                       282,000
Cost Consultant                              135,000
Pool/Pond Water Consultant                    72,292.50
Theatre/Audio/Surveillance Consultant        112,226.45
Interiors/Graphics/Lighting Consultant       included in Architect's
                                               Compensation to date
Other Consultants                             13,107.50

The balance of the consultants' compensation shall be paid as follows:

11.2.2 Where compensation is based on a stipulated sum or percentage of Construction Cost, progress payments for Basic Services in each phase shall total the following percentages of the total Basic Compensation payable:
(Insert additional phases as appropriate)

     Schematic Design Phase:                                20 percent ( %)
     Design Development Phase:                              28 percent ( %)
     Construction Documents Phase:                          48 percent ( %)
     Bidding or Negotiation Phase:                           2 percent ( %)
     Construction Phase:                                    10 percent ( %)
     ----------------------------------------------------------------------
     Total Basic Compensation                    one hundred percent (100%)

11.3    COMPENSATION FOR ADDITIONAL SERVICES

11.3.1 FOR PROJECT REPRESENTATION BEYOND BASIC SERVICES, as described in Paragraph 3.2, compensation shall be computed as follows:

See attached Exhibit A.
-----------------------

11.3.2 FOR ADDITIONAL SERVICES OF THE ARCHITECT, as described in Articles 3 and 12, other than (1) Additional Project Representation, as described in Paragraph 3.2 and (2) services included in Article 12 as part of Basic Services, but excluding services of consultants, compensation shall be computed as follows:
(Insert basis of compensation, including rates and/or multiples of Direct Personnel Expenses for Principals and employees, and identify Principals and classify employees, if required. Identify specific services to which particular methods of compensation apply, if necessary.)

See attached Exhibit A.
-----------------------

11.3.3 FOR ADDITIONAL SERVICES OF CONSULTANTS, including additional structural, mechanical and electrical engineering services.
(Identify specific types of consultants in Article 12. if required.)

See attached Exhibit A.
-----------------------

11.4    REIMBURSABLE EXPENSES

11.4.1 REIMBURSABLE EXPENSES, as described in Paragraph 10.2, and any other items included in Article 12 as Reimbursable Expenses, shall include the expenses incurred by the Architect, the Architect's employees and consultants in the interest of the Project. Architect acknowledges that as of the date of this Agreement, Owner has paid the sum of $312,242.35 as Reimbursable Expenses.

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AIA DOCUMENT B141/CMa - OWNER-ARCHITECT AGREEMENT - CONSTRUCTION MANAGER-ADVISER
EDITION - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C., 20006-5292. Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecutions.

                                                Electronic Format B141/CMa-1992

User Document: FORM -- 12/29/1997. AIA License Number 105525, which expires on 6/30/1998 -- Page #14

11.5      ADDITIONAL PROVISIONS

11.5.1

11.5.2 Payments are due and payable thirty (30) days from the date of the Architect's invoice. Amounts unpaid sixty (60) days after the invoice date shall bear interest at the rate entered below, or in the absence thereof at the legal rate prevailing from time to time at the principal place of business of the Architect. (Insert rate of interest agreed upon.)

ten percent (10%)

(_______ laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Architect's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Specific legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers.)

11.5.3

                                   ARTICLE 12
                          OTHER CONDITIONS OR SERVICES

(Insert descriptions of other services, identify Additional Services included within Base Compensation, and insert modifications to the payment and compensation terms included in this Agreement.)

12.1      The Agreement is executed on              , 1997, notwithstanding the
fact that the Architect is completing the Construction Documents Phase to confirm the parties' agreement in connection with the performance of architectural services.

12.2 Notwithstanding anything to the contrary in this Agreement, it is understood and agreed that the Owner shall have the right to assign this Agreement and the Drawings and Specifications, if required, to an institutional lender for the purpose of obtaining financing for the construction and/or completion of the Project, and the Architect agrees to (i) acknowledge and consent in writing to such assignment, and (ii) acknowledge in writing, where same is true, that the Owner is in good standing pursuant to this Agreement. The Architect shall upon Owner's request, execute any instruments required by any lender to Owner to confirm the foregoing consent and acknowledgements.

12.3 Architect agrees that it shall assign Ethan Nelson as its Project Manager for this Project, and that the Project Manager will devote as much of his time as necessary to the Project as may be appropriate to and consistent with full and timely performance of this Agreement by the Architect. Architect agrees that Ethan Nelson shall not be removed from his responsibilities on this Project without the written consent of the Owner, except in the event of his death, disability or departure from the employ of Architect. In the event, however, that Ethan Nelson should become unavailable to serve as Project Manager any subsequent Project Manager selected by Architect for this Project must be approved by Owner.

12.4      The Architect's Basic Services shall be further defined to include:

12.4.1 Preparing documents for alternate, separate or sequential bids or providing services in connection with bidding, negotiation or construction prior to completion of the Construction Documents Phase.

12.4.2 Providing interior design and other similar services required for or in connection with the selection, procurement or installation of furniture, furnishings and related equipment.

12.4.3 Preparing space plans for retail space, except for retail space leased to tenants.

12.4.4 Providing the services of geotechnical engineers when required. Such services may include but are not limited to test borings, test pits, determinations of soil bearing values, percolation tests, ground corrosion and resistivity tests, including necessary operations for anticipating subsoil conditions, with reports and appropriate professional recommendations.

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AIA DOCUMENT B141/CMa - OWNER-ARCHITECT AGREEMENT - CONSTRUCTION MANAGER-ADVISER
EDITION - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292.; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.

                                        Electronic Format B141/CMa-1992

12.4.5 Providing the services of the following consultants through final completion of the Project: (1) Civil Engineer, (2) Kitchen, (3) Landscaping,
(4) Cost Consultant,(5) Pool and Pond Water, (6) Theatre, Audio and Surveillance, (7) Interiors, Graphics and Lighting, and (8) Other Consultant services not listed up to a maximum amount of $100,000.

12.4.6 Providing any other engineering services necessary to produce a complete and accurate act of Construction Documents, as described in Paragraph 2.4.

12.4.7 Assisting Owner in preparing a Control Set of Construction Documents which shall include the Specifications identified in Paragraph 16.1.4 of the Construction Contract (form A111). Drawings identified in Paragraph 16.1.5 of the Construction Contract, the Addenda identified in Paragraph 16.1.6 of the Construction Contract, and other documents identified in Paragraph 16.1.7 of the Construction Contract.

12.4.8 Providing analyses of the Owner's needs and programming the requirements of the Project.

12.4.9 Providing services to investigate existing conditions or facilities or to make measured drawings thereof.

12.4.10 Providing services to verify the accuracy of drawings or other information furnished by the Owner.

12.4.11   Providing detailed estimates of Construction Cost.

12.4.12 Providing coordination of construction performed by separate contractors or by Owner's own forces and coordination of services required in connection with construction performed and equipment supplied by the Owner.

This Agreement entered into as of the day and year first written above.

OWNER                                      ARCHITECT

/s/ BRIAN MCMULLAN                         /s/ PAUL STEELMAN
------------------------------------       ------------------------------------
(Signature)                                (Signature)
Brian McMullan                             Paul Steelman
President                                  President
(Printed name and title)                   (Printed name and title)

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AIA DOCUMENT B141/CMa - OWNER-ARCHITECT AGREEMENT - CONSTRUCTION MANAGER-ADVISER
EDITION - 1992 EDITION - AIA - COPYRIGHT 1992 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292.; Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.

                                                 Electronic Format B141/CMa-1992
                   User Document: FORM -- 12/29/1997. AIA License Number 105525,
                                          which expires on 6/30/1998 -- Page #16

       SIGNATURE PAGE OF STANDARD FORM OF AGREEMENT BETWEEN ARCHITECT AND
       CONTRACTOR WHERE THE CONSTRUCTION MANAGER IS NOT A CONSTRUCTOR --
                              CONSTRUCTION MANAGER
                            (AIA DOCUMENT B141/CMa)


OWNER:

THE RESORT AT SUMMERLIN, LIMITED PARTNERSHIP, a Nevada limited partnership

     By:  The Resort at Summerlin, Inc.,
          a Nevada corporation


          By: /s/ Brian McMullan
             --------------------------

          Its:    President
              -------------------------

ARCHITECT:

PAUL STEELMAN, LTD


By: /s/ Paul Steelman
   --------------------------

Its:     President
    -------------------------

                                   EXHIBIT A

                            THE RESORT AT SUMMERLIN

                                HOTEL TOWER TWO


The second hotel is six (6) stories above a partial basement and contains 300 rooms. Also included is a pedestrian link to the Lifestyles Center.

The scope of work is similar to the first hotel tower and will include the following:

Architecture/Interiors/Lighting/Graphics          465,500.00
Structural                                         95,000.00
Civil                                              24,500.00
Mechanical                                         33,000.00
Electrical                                         30,000.00
Kitchen                                            32,500.00
Audio/Visual                                       23,500.00
Landscape                                          65,000.00
Water Feature                                      10,000.00
Fire/Life Safety                                   21,000.00
------------------------------------------------------------
TOTAL SECOND HOTEL TOWER                         $800,000.00